Execution Copy


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                           SOS STAFFING SERVICES, INC.




        $5,000,000 - 6.72% Senior Notes, Series A, due September 1, 2003

        $30,000,000 - 6.95% Senior Notes, Series B, due September 1, 2008

                                 ---------------


                             NOTE PURCHASE AGREEMENT

                                 ---------------

                             Dated September 1, 1998


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

                                TABLE OF CONTENTS
                          (Not a part of the Agreement)
 SECTION                                    HEADING                                     PAGE
 -------                                    -------                                     ----
SECTION 1.        AUTHORIZATION OF NOTES; GUARANTIES............................................................-1-
         Section 1.1.      The Notes. ..........................................................................-1-
         Section 1.2.      Subsidiary Guaranty..................................................................-2-

SECTION 2.        SALE AND PURCHASE OF NOTES....................................................................-2-

SECTION 3.        CLOSING.......................................................................................-2-

SECTION 4.        CONDITIONS TO CLOSING.........................................................................-2-
         Section 4.1.      Representations and Warranties.......................................................-3-
         Section 4.2.      Performance; No Default..............................................................-3-
         Section 4.3.      Compliance Certificates..............................................................-3-
         Section 4.4.      Opinions of Counsel..................................................................-3-
         Section 4.5.      Delivery of Documents................................................................-3-
         Section 4.6.      Purchase Permitted By Applicable Law, etc............................................-3-
         Section 4.7.      Sale of Other Notes..................................................................-4-
         Section 4.8.      Payment of Special Counsel Fees......................................................-4-
         Section 4.9.      Private Placement Number.............................................................-4-
         Section 4.10.     Changes in Corporate Structure.......................................................-4-
         Section 4.11.     Proceedings and Documents............................................................-4-

SECTION 5.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................................-4-
         Section 5.1.      Organization; Power and Authority....................................................-4-
         Section 5.2.      Authorization, etc...................................................................-5-
         Section 5.3.      Disclosure...........................................................................-5-
         Section 5.4.      Organization and Ownership of Shares of Subsidiaries; Affiliates.....................-5-
         Section 5.5.      Financial Statements.................................................................-6-
         Section 5.6.      Compliance with Laws, Other Instruments, etc.........................................-6-
         Section 5.7.      Governmental Authorizations, etc.....................................................-7-
         Section 5.8.      Litigation; Observance of Agreements, Statutes and Orders............................-7-
         Section 5.9.      Taxes................................................................................-7-
         Section 5.10.     Title to Property; Leases............................................................-8-
         Section 5.11.     Licenses, Permits, etc...............................................................-8-
         Section 5.12.     Compliance with ERISA................................................................-8-
         Section 5.13.     Private Offering by the Company......................................................-9-
         Section 5.14.     Use of Proceeds; Margin Regulations..................................................-9-
         Section 5.15.     Existing Indebtedness; Future Liens.................................................-10-
         Section 5.16.     Foreign Assets Control Regulations, etc.............................................-10-
         Section 5.17.     Status under Certain Statutes.......................................................-10-


         Section 5.18.     Environmental Matters...............................................................-10-
         Section 5.19.     Solvency............................................................................-11-

SECTION 6.        REPRESENTATIONS OF THE PURCHASER.............................................................-11-
         Section 6.1.      Purchase for Investment.............................................................-11-
         Section 6.2.      Source of Funds.....................................................................-12-

SECTION 7.        INFORMATION AS TO COMPANY....................................................................-13-
         Section 7.1.      Financial and Business Information..................................................-13-
         Section 7.2.      Officer's Certificate...............................................................-16-
         Section 7.3.      Inspection..........................................................................-16-

SECTION 8.        PREPAYMENT OF THE NOTES......................................................................-17-
         Section 8.1.      Required Prepayments................................................................-17-
         Section 8.2.      Optional Prepayments with Make-Whole Amount.........................................-17-
         Section 8.3.      Allocation of Partial Prepayments...................................................-18-
         Section 8.4.      Maturity; Surrender, etc............................................................-18-
         Section 8.5.      Purchase of Notes...................................................................-18-
         Section 8.6.      Make-Whole Amount...................................................................-18-

SECTION 9.        AFFIRMATIVE COVENANTS........................................................................-20-
         Section 9.1.      Compliance with Law.................................................................-20-
         Section 9.2.      Insurance...........................................................................-20-
         Section 9.3.      Maintenance of Properties...........................................................-20-
         Section 9.4.      Payment of Taxes and Claims.........................................................-20-
         Section 9.5.      Corporate Existence, etc............................................................-21-
         Section 9.6.      New Subsidiaries....................................................................-21-

SECTION 10.       NEGATIVE COVENANTS...........................................................................-21-
         Section 10.1.     Transactions with Affiliates........................................................-21-
         Section 10.2.     Merger, Consolidation, etc..........................................................-21-
         Section 10.3.     Liens...............................................................................-22-
         Section 10.4.     Limitation on Total Indebtedness....................................................-24-
         Section 10.5.     Limitation on Subsidiary Indebtedness...............................................-24-
         Section 10.6.     Sale of Assets......................................................................-24-
         Section 10.7.     Minimum Consolidated Net Worth......................................................-25-
         Section 10.8.     Minimum Fixed Charge Coverage.......................................................-25-
         Section 10.9.     Line of Business....................................................................-25-
         Section 10.10.    Loans and Investments...............................................................-25-

SECTION 11.       EVENTS OF DEFAULT............................................................................-26-

SECTION 12.       REMEDIES ON DEFAULT, ETC.....................................................................-28-
         Section 12.1.     Acceleration........................................................................-28-

         Section 12.2.     Other Remedies......................................................................-29-
         Section 12.3.     Rescission..........................................................................-29-
         Section 12.4.     No Waivers or Election of Remedies, Expenses, etc...................................-30-

SECTION 13.       REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES................................................-30-
         Section 13.1.     Registration of Notes...............................................................-30-
         Section 13.2.     Transfer and Exchange of Notes......................................................-30-
         Section 13.3.     Replacement of Notes................................................................-31-

SECTION 14.       PAYMENTS ON NOTES............................................................................-31-
         Section 14.1.     Place of Payment....................................................................-31-
         Section 14.2.     Home Office Payment.................................................................-31-

SECTION 15.       EXPENSES, ETC................................................................................-32-
         Section 15.1.     Transaction Expenses................................................................-32-
         Section 15.2.     Survival............................................................................-32-

SECTION 16.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.................................-32-

SECTION 17.       AMENDMENT AND WAIVER.........................................................................-33-
         Section 17.1.     Requirements........................................................................-33-
         Section 17.2.     Solicitation of Holders of Notes....................................................-33-
         Section 17.3.     Binding Effect, etc.................................................................-33-
         Section 17.4.     Notes Held by Company, etc..........................................................-34-

SECTION 18.       NOTICES......................................................................................-34-

SECTION 19.       REPRODUCTION OF DOCUMENTS....................................................................-34-

SECTION 20.       CONFIDENTIAL INFORMATION.....................................................................-35-

SECTION 21.       SUBSTITUTION OF PURCHASER....................................................................-36-

SECTION 22.       MISCELLANEOUS................................................................................-36-
         Section 22.1.     Successors and Assigns..............................................................-36-
         Section 22.2.     Payments Due on Non-Business Days...................................................-36-
         Section 22.3.     Severability........................................................................-36-
         Section 22.4.     Construction........................................................................-36-
         Section 22.5.     Counterparts........................................................................-36-
         Section 22.6.     Governing Law.......................................................................-37-

         SCHEDULE A            --   INFORMATION RELATING TO PURCHASERs

         SCHEDULE B            --   DEFINED TERMs

         SCHEDULE 4.10         --   Changes in Corporate Structure

         SCHEDULE 5.3          --   Disclosure Materials

         SCHEDULE 5.4          --   Subsidiaries of the Company and Ownership of
                                    Subsidiary Stock

         SCHEDULE 5.5          --   Financial Statements

         SCHEDULE 5.8          --   Certain Litigation

         SCHEDULE 5.11         --   Patents, etc.

         SCHEDULE 5.12         --   ERISA Affiliates, etc.

         SCHEDULE 5.14         --   Use of Proceeds

         SCHEDULE 5.15         --   Existing Indebtedness

         EXHIBIT 1(a)          --   Form of 6.72%  Senior  Note,  Series  A, Due
                                    September 1, 2003

         EXHIBIT 1(b)          --   Form of 6.95%  Senior  Note,  Series  B, Due
                                    September 1, 2008

         EXHIBIT 1.2           --   Form of Subsidiary  Guaranty

         EXHIBIT  4.4(a)       --   Form of Opinion of Special  Counsel  for the
                                    Company

         EXHIBIT  4.4(b)       --   Form of Opinion of Special  Counsel  for the
                                    Purchasers

                           SOS STAFFING SERVICES, INC.
                             1415 SOUTH MAIN STREET
                           SALT LAKE CITY, UTAH 84115


               6.72% Senior Notes, Series A, due September 1, 2003

               6.95% Senior Notes, Series B, due September 1, 2008


                                                               September 1, 1998


TO EACH OF THE PURCHASERS LISTED IN
 THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         SOS Staffing Services, Inc., a Utah corporation (the "Company"), agrees with you as follows:

SECTION 1.        AUTHORIZATION OF NOTES; GUARANTIES.

         Section 1.1. The Notes. The Company will authorize the issue and sale of $5,000,000 aggregate principal amount of its 6.72% Senior Notes, Series A, due September 1, 2003 (the "Series A Notes") and $30,000,000 of its 6.95% Senior Notes, Series B, due September 1, 2008 (the "Series B Notes") (the Series A Notes and the Series B Notes hereinafter are referred to collectively as the "Notes," such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined). Each of the Series A Notes shall bear interest from the date thereof until such Note shall become due and payable in accordance with the terms thereof and hereof (whether at maturity, by acceleration or otherwise) at the rate of 6.72% per annum. Each of the Series B Notes shall bear interest from the date thereof until such Note shall become due and payable in accordance with the terms thereof and hereof (whether at maturity, by acceleration or otherwise) at the rate of 6.95% per annum. Interest on each Note shall be computed on the basis of a 360 day year of twelve 30 day months. Notwithstanding the foregoing, the Company shall pay interest on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount at the Default Rate in accordance with the Notes. The Series A Notes shall be substantially in the form set out in Exhibit 1(a) and the Series B Notes shall be substantially in the form set out in
Exhibit 1(b), with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

         Section 1.2. Subsidiary Guaranty. The Notes shall be unconditionally guaranteed by the Guarantors pursuant to a Subsidiary Guaranty dated as of the date hereof made by the Guarantors in favor of the holders of the Notes substantially in the form of Exhibit 1.2 hereto (as amended, modified and supplemented from time to time, the "Subsidiary Guaranty").

SECTION 2.        SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

SECTION 3.        CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Altheimer & Gray, 10 South Wacker Drive, Chicago, Illinois 60606 at 9:00 a.m., Chicago time, at a closing (the "Closing") on September 1, 1998 or on such other Business Day thereafter on or prior to September 4, 1998 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 054 004 2249 at First Security Bank, N.A., 15 East 100 South, 2nd Floor, Salt Lake City, Utah 84111, ABA No. 124 000012. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

SECTION 4.        CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

         Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement, the Other Agreements and the Subsidiary Guaranty shall be correct when made and at the time of the Closing.

         Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1, 10.3, 10.4, 10.5 or 10.6 hereof had such Sections applied since such date.

         Section 4.3.     Compliance Certificates.

                  (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.10 have been fulfilled.

                  (b) Secretary's Certificate. The Company and each Guarantor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement, the Other Agreements and the Subsidiary Guaranty to which such person is a party.

         Section 4.4. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from (1) John K. Morrison, Esq., General Counsel for the Company and the Guarantors, covering matters 1 through 6 set forth in Exhibit 4.4(a) and (ii) Parsons, Behle & Latimer, counsel for the Company and the Guarantors, covering the matters 3 and 7 through 9 set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company and the Guarantors hereby instruct its counsel to deliver such opinion to you) and (b) from Altheimer & Gray, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

         Section 4.5. Delivery of Documents. This Agreement, the Other Agreements and the Subsidiary Guaranty shall have been duly executed and delivered in the respective forms hereinabove recited and shall be in full force and effect.

         Section 4.6. Purchase Permitted By Applicable Law, etc. On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

         Section 4.7. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to the Other Purchasers, and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

         Section 4.8. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in
Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

         Section 4.9. Private Placement Number. A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         Section 4.10.    Changes in Corporate Structure. Except as specified in
Schedule 4.10, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

         Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

SECTION 5.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to you that:

         Section 5.1. Organization; Power and Authority. The Company and each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each Guarantor has all requisite corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Other Agreements, the Notes and the Subsidiary Guaranty and to perform the provisions hereof and thereof.

         Section 5.2. Authorization, etc. This Agreement, the Other Agreements, the Notes and the Subsidiary Guaranty have been duly authorized by all necessary corporate action on the part of the Company and each Guarantor that is a party thereto, and this Agreement, the Other Agreements and the Subsidiary Guaranty constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company and each Guarantor that is a party thereto enforceable against the Company and such Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 5.3. Disclosure. The Company, through its agent, First Chicago Capital Markets, Inc. has delivered to you and each Other Purchaser a copy of a Confidential Offering Memorandum, dated July, 1998 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in
Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since March 29, 1998 there has been no change in the financial condition, operations, business, properties or prospects of the Company or any of its Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company or any of its Subsidiaries specifically for use in connection with the transactions contemplated hereby.

         Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

                  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (c) Each   Subsidiary   identified   in   Schedule  5.4  is  a
         corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

         Section 5.5. Financial Statements. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

         Section 5.6. Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Company and each Guarantor of this Agreement, the Other Agreements, the Notes and the Subsidiary Guaranty will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any of its Subsidiaries is bound or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any of its Subsidiaries or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any of its Subsidiaries.

         Section 5.7. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company or any Guarantor of this Agreement, the Other Agreements, the Notes or the Subsidiary Guaranty.

         Section 5.8.     Litigation;  Observance  of  Agreements,  Statutes and
Orders.

                  (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (b) Neither  the  Company  nor any of its  Subsidiaries  is in
         default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 5.9. Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Company and its Subsidiaries have paid all Federal income tax liabilities of the Company and its Subsidiaries for all fiscal years up to and including the fiscal year ended December 31, 1997.

         Section 5.10. Title to Property; Leases. The Company and each of its Subsidiaries has good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any of its Subsidiaries after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

         Section 5.11.    Licenses,   Permits,   etc.  Except  as  disclosed  in
Schedule 5.11,

                  (a) the Company and each of its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                  (b) to the best knowledge of the Company, no product or practice of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                  (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

         Section 5.12.    Compliance with ERISA.

                  (a) Neither  the   Company  nor  any  ERISA   Affiliate   has
         maintained, contributed or participated in a plan that is a defined benefit plan (as defined in Section 3(35) of ERISA) or a Multiemployer Plan at any time.

                  (b) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (c) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and each of its Subsidiaries is not Material.

                  (d) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you. Schedule 5.12 contains a complete and correct list of all ERISA Affiliates and all Plans with respect to which the Company or any Affiliate is a party in interest or in respect of which the Notes could constitute an employer security. For purposes of this Section, the term "party in interest" has the meaning specified in section 3 of ERISA and the terms "affiliate" and "employer security" have the meaning specified in section V(a)(1) and V(c), respectively, of PTE 95-60.

         Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 33 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

         Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 0% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

         Section 5.15.    Existing Indebtedness; Future Liens.

                  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of August 27, 1998, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  (b) Except as disclosed in Schedule 5.15, neither the Company nor any of its Subsidiaries has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

         Section 5.16. Foreign Assets Control Regulations, etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         Section 5.17. Status under Certain Statutes. Neither the Company nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts (49 U.S.C.), as amended, or the Federal Power Act, as amended.

         Section 5.18. Environmental Matters. Neither the Company nor any of its Subsidiaries has knowledge of any claim or has received any notice of claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

                  (a) neither the Company nor any of its Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

         Section 5.19. Solvency. The Company and each Guarantor is Solvent and, immediately after giving effect to the issue and sale of the Notes and the consummation of the other transactions contemplated by this Agreement, the Company and each Guarantor will be Solvent. For purposes of this Section 5.19, the term "Solvent" shall mean, with respect to any Person, that:

                  (a) the assets of such Person, at a fair valuation (assuming that, in each case, legally permissible capital contributions have been made whether or not such contributions are actually made), exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person;

                  (b) such Person believes it has sufficient cash flow to enable it to pay its debts as they mature; and

                  (c) such Person does not have unreasonably small capital with which to engage in its anticipated business.

SECTION 6.        REPRESENTATIONS OF THE PURCHASER.

         Section 6.1. Purchase for Investment. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

         Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" as defined in the United States Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no "employee benefit plan" (as defined in Section 3(3) of ERISA and Section 4975(e)(1) of the Code) established or maintained by you, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof, with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) PLUS surplus, as set forth in the National Association of Insurance Commissioners' Annual Statement filed with your state of domicile; or

                  (b) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                  (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

                  (e) the Source is a governmental plan; or

                  (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

                  (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and the provisions of Section 4975 of the Code.

         As used in this Section 6.2, the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7.        INFORMATION AS TO COMPANY.,

         Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

                  (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

                           (i) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter,

                           (ii) the consolidated statements of income of the Company and its Subsidiaries for such quarter and for the portion of the fiscal year ending with such quarter, and

                           (iii) changes in cash flows of the Company and its Subsidiaries for the portion of the fiscal year ending with such quarter,

         setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) Annual Statements-- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                           (i) the consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                           (ii) the consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

                                 (A) by  an  opinion   thereon  of   independent
                           certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                                 (B) a certificate of such  accountants  stating
                           that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default insofar as it relates to accounting matters, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and
         Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

                  (c) SEC and Other  Reports --  promptly  upon  their  becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any of its Subsidiaries to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any of its Subsidiaries with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any of its Subsidiaries to the public concerning developments that are Material;

                  (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
         Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                  (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any  reportable  event,
                  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                           (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or

                           (iv) any change in the parties which, upon the occurrence of such event, would be required to be listed on
                  Schedule 5.12 after Closing and before the later of (A) full prepayment (including any Make-Whole Amount) of or (B) sale of the Notes by the initial holder of the Notes;

                  (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                  (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes and the Other Agreements or the ability of any Guarantor to perform its obligations under the Subsidiary Guaranty as from time to time may be reasonably requested by any such holder of Notes.

         Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.3 through Section 10.8 and Section 10.10 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any of its Subsidiaries to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

         Section 7.3. Inspection. The Company shall, and shall cause its Subsidiaries to, permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company or any of its Subsidiaries, to discuss the affairs, finances and accounts of the Company and each of its Subsidiaries with such Person's officers, and (with the consent of such Person, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and any of its Subsidiaries, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any of its Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes (and shall cause each of its Subsidiaries to authorize) said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

SECTION 8.        PREPAYMENT OF THE NOTES.

         Section 8.1.     Required Prepayments.

                  (a) Scheduled Prepayments. On September 1, 2003, the Company will pay all of the principal amount of the Series A Notes remaining, if any. On September 1, 2002 and on each September 1 thereafter to and including September 1, 2008 the Company will pay $4,285,714.29 of the principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at par and without payment of the Make-Whole Amount or any premium. The Company will pay all of the principal amount of the Series B Notes remaining, if any, on September

         1, 2008. Upon any partial prepayment of any series of the Notes pursuant to Section 8.1(b) or Section 8.2 or purchase of any series of the Notes permitted by Section 8.5 the principal amount of each required prepayment of any series of the Notes becoming due under this
         Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of any series of the Notes is reduced as a result of such prepayment or purchase.

                  (b) Change of Control. Upon the occurrence of a Change of Control, any holder, by written notice to the Company, may require, and upon receipt of such written notice, the Company shall, prepay the entire outstanding principal amount of the Notes held by such holder at par and without payment of the Make-Whole Amount or any premium, together with all accrued and unpaid interest on such principal amount and all other sums which then are due and payable pursuant to this Agreement, the Other Agreements and the Subsidiary Guaranty.

         Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified preparation date.

         Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

         Section 8.4. Maturity; Surrender, etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement, and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         Section 8.6. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% per annum over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page USD" on the Bloomberg Financial Market Service (or such other display as may replace Page USD on the Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9.        AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         Section 9.1. Compliance with Law. The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.2. Insurance. The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         Section 9.3. Maintenance of Properties. The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.4. Payment of Taxes and Claims. The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 9.5. Corporate Existence, etc. Subject to Sections 10.2 and 10.6, the Company will, and will cause its Subsidiaries to, at all times preserve and keep in full force and effect the corporate existence of itself and each of its Subsidiaries (unless merged into the Company or a Wholly-Owned
Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

         Section 9.6.     New Subsidiaries. The Company will

                  (a) cause any Subsidiary acquired or established subsequent to the date of this Agreement to deliver a Subsidiary Guaranty in favor of the holders of the Notes and such other documentation as may be requested by the holders of the Notes, in form and substance acceptable to the holders of the Notes; and

                  (b) deliver to each holder of the Notes a revised Schedule 5.4 reflecting the changes referred to in subsection (a) of this Section.

SECTION 10.       NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         Section 10.1. Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         Section 10.2. Merger, Consolidation, etc. The Company shall not, and will not permit any of its Subsidiaries to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

                  (a) the   merger  is  a  merger   of  any  of  the   Company's
          Subsidiaries with the Company or another Wholly-Owned Subsidiary;

                  (b) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, (i) such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Notes and (ii) such corporation shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                  (c) immediately after giving effect to such transaction (calculated on a pro forma basis as of the beginning of the testing period to include the effect of any such transaction), no Default or Event of Default shall have occurred and be continuing;

provided, however, any foregoing transaction which would result in a Change of Control shall give rise to the right of each holder to require the Company to prepay such holder's Notes in accordance with Section 8.1(b). No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

         Section 10.3. Liens. The Company will not, and will not permit any of its Subsidiaries to, incur, assume or suffer to exist any Lien upon any of its assets now or hereafter owned, or upon the income or profits thereof, other than:

                  (a) Liens for property taxes, assessments or other governmental charges which are not yet due and payable or are being contested in good faith by appropriate proceedings diligently conducted;

                  (b) Liens resulting from any litigation or legal proceeding incurred in the ordinary course which are being contested in good faith by appropriate proceedings diligently conducted;

                  (c) Liens securing landlords, carriers, warehousemen, mechanics, materialmen and other such Liens incurred in the ordinary course for sums not yet due and payable or are being contested in good faith by appropriate proceedings diligently conducted;

                  (d) Liens incidental to the normal conduct of the Company's or any Subsidiary's business incurred in the ordinary course, excluding Liens incurred for the borrowing of money, which do not, in the aggregate, materially impair the use of the Company's or any of its Subsidiaries property in the operation of the business of the Company and its Subsidiaries taken as a whole or the value of such property for the purpose of such business;

                  (e) leases, subleases, easements, rights-of-way, restrictions and other similar charges or encumbrances incidental to the ordinary conduct of the Company's or any of its Subsidiaries' businesses, provided that the aggregate of such Liens do not materially detract from the value of such property;

                  (f) Liens securing Indebtedness of the Company to a Subsidiary or Liens securing Indebtedness of a Subsidiary to the Company or to another Subsidiary;

                  (g) Liens in existence at Closing;

                  (h) any Lien,  other than in a Sale and Leaseback  Transaction
         (i) in property or rights relating thereto to secure any rights granted with respect to such property in connection with the provision of all or a part of the purchase price or cost of the construction of such property created contemporaneously with, or within 180 days after, such acquisition or the completion of such construction, (ii) existing in property at the time of acquisition thereof, whether or not the Indebtedness secured thereby is assumed by the Company or any of its Subsidiaries so long as such Lien was not incurred in contemplation of the acquisition of such property or (iii) in the property of an entity at the time such entity is merged into or consolidated with the Company or any of its Subsidiaries or at the time of a sale, lease or other disposition of the properties of an entity as an entirety or substantially as an entirety to the Company or any of its Subsidiaries so long as such Lien was not incurred in contemplation of such; provided, however, that in the case of each of clauses (i), (ii) and
         (iii), the principal amount of the Indebtedness secured by such Lien shall not exceed the lesser of (a) the cost to the Company or the

         Subsidiary of such property or (b) the fair market value (as determined in good faith by the board of directors of the Company) of such property;

                  (i) any Lien renewing, extending or refunding any Lien permitted by sections (a) through (h) above, provided that (i) the principal amount of the Indebtedness secured by such Lien is not increased, (ii) the maturity of such Indebtedness is not reduced, (iii) such Lien is not extended to any other property, and (iv) immediately after such renewal, extension or refunding no Default or Event of Default would exist;

                  (j) for a period of 360 days following the acquisition by the Company or any of its Subsidiaries of any entity which has granted a Lien in such entity's accounts receivable or the acquisition of any accounts receivable, any Lien in existence when acquired upon such entity's accounts receivable or the accounts receivable acquired by the Company or any of its Subsidiaries; and

                  (k) Liens which would not  otherwise  be  permitted by clauses
         (a) through (j) above, securing Indebtedness of either the Company or any of its Subsidiaries, so long as all Priority Debt does not exceed 15% of Consolidated Net Worth.

Notwithstanding the foregoing provisions of this Section 10.3 other than Section 10.3(j), the Company will not, and will not permit any of its Subsidiaries to grant or allow the continuance of any Lien upon its accounts receivable.

         Section 10.4. Limitation on Total Indebtedness. The Company will not permit the ratio of Consolidated Total Debt (i) as of the last day of any quarter or (ii) at any time which there has been a draw under a letter of credit or an instrument serving a similar function, on a pro forma basis as if such draw had occurred on the first day of the quarter to Consolidated EBITDA for the four quarter period ending on such last day to exceed 3.25 to 1.

         Section 10.5. Limitation on Subsidiary Indebtedness. The Company will not permit any of its Subsidiaries to incur, assume or permit to exist, directly or indirectly, any Indebtedness, except:

                  (a Indebtedness created as a guarantor of the Company's obligations hereunder and under the Notes;

                  (b Indebtedness created as a guarantor of the Company's obligations under the Existing Bank Credit Facility;

                  (c all renewals, extensions, substitutions, refinancings or replacements, in an amount not to exceed the amount so refinanced, of any Indebtedness described in clauses (a) and (b) above provided that the terms, covenants and restrictions in respect of such renewals, extensions, substitutions, refinancings or replacements are not materially more onerous than the existing terms, covenants and restrictions of such Indebtedness;

                  (d unsecured Indebtedness owing to the Company or another Wholly-Owned Subsidiary of the Company; and

                  (e Indebtedness which would not otherwise be permitted by clauses (a) through (d) above, provided that the sum of (i) such other Indebtedness plus (ii) the aggregate unpaid principal amount of Indebtedness of the Company and its Subsidiaries secured by Liens not permitted by clauses (a) through (h) of Section 10.3 plus (iii) the present value of all lease obligations arising as a result of a Sale and Leaseback Transaction (the sum of the foregoing clauses (i), (ii) and (iii) being referred to herein as "Priority Debt"), does not exceed 15% of Consolidated Net Worth.

         Section 10.6. Sale of Assets. Other than in the ordinary course of business or in connection with a Sale and Leaseback Transaction, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, in a single transaction or a series of transactions, sell, lease, transfer, abandon or otherwise dispose of or suffer to be sold, leased, transferred, abandoned or otherwise disposed of (collectively, "Transfer"):

                   (a) assets in any fiscal year having an aggregate value in excess of 10% of the value of Total Assets determined as of the end of the immediately preceding fiscal year; or

                  (b) assets in the period starting on the Closing Date through the determination date having an aggregate value in excess of 25% of the value of Total Assets determined as of the end of most recent fiscal quarter prior to the date the Notes are paid in full;

provided, however, that (i) any Subsidiary of the Company may Transfer assets to the Company or any Wholly-Owned Subsidiary and (ii) the Company and its Subsidiaries may Transfer assets in excess of the limitations set forth above if the proceeds of such asset sales are used within 360 days to (A) acquire other property of a similar nature or (B) reduce Senior Indebtedness. Notwithstanding the foregoing provisions of this Section 10.6 or the provisions of Section 10.3:
(i) neither the Company nor any of its Subsidiaries may Transfer any accounts receivable; (ii) the Company will not, and will not permit any of its Subsidiaries to grant or allow the continuance of any Lien upon its accounts receivable; and (iii) in the event the Company or any of its Subsidiaries acquires an entity which has granted a Lien in such entity's accounts receivable or acquires any accounts receivable, the Company will cause such Lien to be released within 360 days after the date of acquisition of such entity or such accounts receivable, as applicable.

         Section 10.7. Minimum Consolidated Net Worth. The Company will not permit Consolidated Net Worth at any time to be less than the sum of (i) $95,000,000 and (ii) 50% of the Consolidated Net Income earned for each fiscal quarter beginning with the quarter ending September 30, 1998, to the extent such Consolidated Net Income for such quarter is a positive number.

         Section 10.8. Minimum Fixed Charge Coverage. The Company will not permit the ratio, as calculated on the last day of each fiscal quarter for the four fiscal quarters then ended, of (i) Consolidated Earnings Available for Fixed Charges for such period to (ii) Consolidated Fixed Charges for such period to be less than 2.0 to 1.0. With respect to acquisitions and dispositions of property, the limitation of this section shall be calculated on a pro forma basis as of the beginning of the testing period to include the effect of any acquired entity or the disposal of any entity.

         Section 10.9. Line of Business. The Company will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business would be substantially changed from that described in the Memorandum and businesses reasonably related thereto.

         Section 10.10. Loans and Investments. The Company will not, and will not permit any of its Subsidiaries to, make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in any Person, except for:

                  (a loans to or investments in one or more wholly-owned Subsidiaries or any entity which become a Wholly-Owned Subsidiary concurrently with such loan or investment;

                  (b  investments existing on the date of Closing;

                  (c investments in (i) certificates of deposit issued by a Canadian bank having a combined capital and surplus of at least $100,000,000, (ii) certificates of deposit issued by a member bank of the Federal Reserve System having a combined capital and surplus of at least $100,000,000 and (iii) banker's acceptances, which, at the time of investment, is rated "A3" or better by Moody's Investors Service, Inc. or "A-" or better by Standard & Poor's Corporation;

                  (d investments in commercial or finance paper which, at the time of investment, is rated "A2," "P2" or better by Moody's Investors Service, Inc., or Standard & Poor's Corporation, respectively, or at the equivalent rate by any of their respective successors;

                  (e investments in direct obligations of, or instruments unconditionally guaranteed by, the United States of America, with a maturity not exceeding one year;

                  (f any interests in any money market funds organized and existing under the laws of and doing business in any state of the United State of America, the investments of which, at the time of investment, are restricted to the types specified in clauses (c), (d) and (e) above;

                  (g investments held for the benefit of employees under a Plan;

                  (h extensions of credit to customers of the Company or any of its Subsidiaries made in the ordinary course of trade or business consistent with prior practice; and

                  (i loans to and investments not included in clauses (a) through (h) above in an aggregate amount not exceeding 10% of Consolidated Net Worth.

SECTION 11.       EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a the Company or any Subsidiary fails to make any payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b the Company or any Subsidiary fails to make any payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                  (c the Company defaults in the performance of or compliance with any term contained in Sections 7.1(d) or in Sections 10.1 to 10.10, inclusive; or

                  (d the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section
          11); or

                  (e any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any Material respect on the date as of which made; or

                  (f (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000; or

                  (g the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Material Subsidiaries, or any such petition shall be filed against the Company or any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or

                  (i a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 90 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; or

                  (j if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.       REMEDIES ON DEFAULT, ETC.

         Section 12.1.    Acceleration.

                  (a If an Event of Default with respect to the Company or any Subsidiary described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 66-2/3% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         Section 12.4. No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13.       REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected, by any notice or knowledge to the contrary. The Company shall give any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

         Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a) or 1(b), as appropriate. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

         Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $10,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.       PAYMENTS ON NOTES.

         Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Salt Lake City, Utah at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

         Section 14.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section

14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section
13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

SECTION 15.       EXPENSES, ETC.

         Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any of its Subsidiaries or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

         Section  15.2.  Survival.  The  obligations  of the Company  under this
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.       AMENDMENT AND WAIVER.

         Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

         Section 17.2.    Solicitation of Holders of Notes.

                  (a Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         Section 17.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         Section 17.4. Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.       NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i      if to you or your nominee, to you or it at the address
          specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii     if to any other holder of any Note,  to such holder at
          such address as such other holder shall have specified to the Company in writing, or

                  (iii if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Treasurer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.       REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.       CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under
Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this
Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21.       SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word '"you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.       MISCELLANEOUS.

         Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                      *       *       *       *       *

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      SOS STAFFING SERVICES, INC.

                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------


The foregoing is hereby agreed
to as of the date thereof.

PPM AMERICA, INC., AS ATTORNEY IN FACT,
ON BEHALF OF JACKsON NATIONAL LIFE
INSURANCE COMPANY

By
  --------------------------------------
         James D. Young
         Managing Director

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      SOS STAFFING SERVICES, INC.

                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------


The foregoing is hereby agreed
to as of the date thereof.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By
  -------------------------------------
  Its
     ----------------------------------

By
  -------------------------------------
  Its
     ----------------------------------

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      SOS STAFFING SERVICES, INC.

                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------


The foregoing is hereby agreed
to as of the date thereof.

FARM BUREAU LIFE INSURAnCE COMPANY OF MICHIGAN

By
  -------------------------------------
  Its
     ----------------------------------

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      SOS STAFFING SERVICES, INC.

                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------


The foregoing is hereby agreed
to as of the date thereof.

FARM BUREAU MUTUAL INSURaNCE COMPANY OF MICHIGAN

By
  -------------------------------------
  Its
     ----------------------------------

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      SOS STAFFING SERVICES, INC.

                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------

The foregoing is hereby agreed
to as of the date thereof.

THE CANADA LIFE ASSURANCE COMPANY

By
  -------------------------------------
  Its
     ----------------------------------

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      SOS STAFFING SERVICES, INC.

                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------

The foregoing is hereby agreed
to as of the date thereof.

CANADA LIFE INSURANCE COMPANY OF NEW YORK

By
  -------------------------------------
  Its
     ----------------------------------

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      SOS STAFFING SERVICES, INC.

                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------


The foregoing is hereby agreed
to as of the date thereof.

CANADA LIFE INSURANCe COMPANY OF AMERICA

By
  -------------------------------------
  Its
     ----------------------------------

                       INFORMATION RELATING TO PURCHASERS

-------------------------------------------------------------------- ---- ------------------------------------------
                                                                                     PRINCIPAL AMOUNT OF
                   NAME AND ADDRESS OF PURCHASER                                    NOTES TO BE PURCHASED
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

JACKSON NATIONAL LIFE INSURANCE COMPANY                                            $15,000,000 (Series B)
5901 EXECUtIVE DRIVE
LANSING, MICHIGAN 48909
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------


(1) All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "SOS Staffing Services 6.95% Senior
         Note,  Series B, due  September  1,  2008,  PPN
         ___________, principal premium or interest") to:

                  NORTHERN  TRUST CHGO ABA  #0710-0015-2
                  Credit  Account  #5186041000  (General
                  Ledger  for all  clients  of  Northern
                  Trust)   For   Further    Credit   to:
                  26-91241/Jackson     National     Life
                  Insurance   Company   Ref:   (Name  of
                  Company)   PVTPL,   date  of  payment,
                  principal   and   interest   breakdown
                  Attention: Oscell Owens/Sharon Stifter

-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

         with  sufficient  information  to identify  the source and application of such funds.
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(2) All notices and communications, including notices with respect to payment and written confirmation of each such payment, and copies of documents, notes and/or certificates, waivers, amendments, consents and financial information should be sent to:

                  PPM AMERICA, INC.
                  225 West Wacker Drive, Suite 1200
                  Chicago, Illinois 60606-1228
                  Attention:  Private Placements/
                                 Joseph Dimberio
                  Phone:  (312) 634-2500
                  Fax:  (312) 634-0054
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

         Interest and principal payment notices should also be faxed to:

                  Oscell Owens, Northern Trust
                  802 South Canal, Floor CIN
                  Chicago, Illinois 60607
                  Phone: (312) 444-5754
                  Fax: (312) 630-8179

-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

                  and

                  Claudia Baron, PPM America
                  225 West Wacker Drive, Suite 1200
                  Chicago, Illinois 60606
                  Phone: (312) 634-2504
                  Fax: (312) 634-0054

-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY                                        $10,000,000 (Series B)
8515 East Orchard Road
3rd Floor, Tower 2
Englewood, Colorado 80111
Tax I.D. #84-0467907

(1) All payments by wire transfer of immediately available funds to:

                  ABA #091-000-019 NW MPLS/TRUST CLEARING
                  ACCT #08-40-245 ATTN: Acct #12468800

                  Special Instructions:
                  1) security description (PPN#)
                  2) allocation of payment between
                       principal and interest, and
                  3) confirmation of principal balance
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(2)      All  notices  of  payments  and  written   confirmation  of  such  wire
         transfers:

                  NORWEST BANK MINNESOTA, N.A.
                  733 Marquette Avenue, Investors Bldg., 5th floor
                  Minneapolis, Minnesota 55479-0047
                  Attention:  Income Collections
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(3)      All other communications/financial statements, trustee reports, etc.:

                  GREAT-WEST LIFE &ANNUITY INSURANCE COMPANY
                  8515 East Orchard Road
                  3rd Floor, Tower 2
                  Englewood, Colorado 80111
                  Attention: Corporate Finance Investments
                  Telecopier: (303) 689-6193
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(4) Physical delivery of securities - new issue:

                  NORWEST BANK MINNESOTA, N.A.
                  733 Marquette Avenue, Investors Bldg.,
                  5th floor
                  Minneapolis, Minnesota 55479-0047
                  Attention: Security Clearance
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN                                         $3,000,000 (Series B)
7373 West Saginaw
Lansing, Michigan 48917
Tax I.D. #38-6056370

(1)      Wire instructions for income:

                  COMERICA BANK
                  ABA #072000096
                  Credit Trust Operations
                  Fixed Income Unit
                  Account #21585-98530
                  (Security Name)
                  (Principal __________ Interest__________)
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(2)      Delivery instructions for the securities:

                  COMERICA BANK
                  411 West Lafayette Street
                  Detroit, Michigan 48226
                  Attention: Daniel J. Molnar - MC3462
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(3)      Address to use for any notices, etc.

                  FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
                  P. O. Box 30400
                  Lansing, Michigan 48909
                  Attention: Steven R. Harkness -
                  Investment Division

                  Overnight address:
                  7373 West Saginaw
                  Lansing, Michigan 48917
                  Telephone: (517) 323-6670
                  Facsimile: (517) 323-6554

                  with copies to:

                  COMERICA BANK
                  Trust Operations
                  P. O. Box 75000
                  Detroit, Michigan 48275-3454

                  and

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                  8515 East Orchard Road
                  3rd Floor, Tower 2
                  Englewood, Colorado 80111
                  Attention: Corporate Finance Investments
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN                                       $2,000,000 (Series B)
7373 West Saginaw
Lansing, Michigan 48917
Tax I.D. #38-1316179

(1)      Wire instructions for income:

                  COMERICA BANK
                  ABA #072000096
                  Credit Trust Operations
                  Fixed Income Unit
                  Account #21585-98530
                  (Security Name)
                  (Principal __________ Interest__________)
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(2)      Delivery instructions for the securities:

                  COMERICA BANK
                  411 West Lafayette Street
                  Detroit, Michigan 48226
                  Attention: Daniel J. Molnar - MC3462
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(3)      Address to use for any notices, etc.

                  FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN
                  c/o Farm Bureau Life Insurance Company of
                  Michigan
                  P. O. Box 30400
                  Lansing, Michigan 48909
                  Attention: Steven R. Harkness -
                  Investment Division

                  Overnight address:
                  7373 West Saginaw
                  Lansing, Michigan 48917
                  Telephone: (517) 323-6670
                  Facsimile: (517) 323-6554

                  with copies to:

                  COMERICA BANK
                  Trust Operations
                  P. O. Box 75000
                  Detroit, Michigan 48275-3454

                  and

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                  8515 East Orchard Road
                  3rd Floor, Tower 2
                  Englewood, Colorado 80111
                  Attention: Corporate Finance Investments
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

THE CANADA LIFE ASSURANCE COMPANY                                                   $2,000,000 (Series A)
Investment Division
330 University Avenue
Toronto, Ontario M5G 1R8
Tax I.D. #38-0397420

-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

Register Notes in the name of J. Romeo & Co.:

(1)      Courier/Uniformed Messengers:

                  CHASE MANHATTAN BANK
                  4 New York Plaza - 11th floor
                  Receive Window
                  New York, New York 10004-2477
                  Attention: Larry Zimmer
                  Telephone:  (212) 623-0987

                  for:
                  THE CANADA LIFE ASSURANCE COMPANY
                  Trust Account No. G52708
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(2) Make all payments regarding the Note(s) by bank wire transfer of Federal or other immediately available funds:

         For regular principal and interest:

                  CHASE MANHATTAN BANK
                  ABA 021-000-021
                  A/C #900-9-000200
                  Trust Account No. G52708, The Canada Life
                  Assurance Company
                  Attention: Bond Interest

         Refer to CUSIP #, name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date.

         For call or maturity:

                  CHASE MANHATTAN BANK
                  ABA 021-000-021
                  A/C #900-9-000192
                  Trust Account No. G52708, The Canada Life
                  Assurance Company
                  Attention: Doll Balbadar

         Refer to CUSIP #, name of issuer, rate, maturity date,
         whether principal and/or interest and effective date of
         call or maturity.
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(3)      send notices of payments and written confirmation of wire transfers:

                  CHASE MANHATTAN BANK
                  North America Insurance
                  3 Chase MetroTech Centre - 6th floor
                  Brooklyn, New York 11245
                  Attention: Doll Balbadar

                  copy to:

                  THE CANADA LIFE ASSURANCE COMPANY
                  330 University Avenue, SP-12
                  Toronto, Ontario, Canada M5G 1R8
                  Attention: Supervisor, Securities Accounting
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(4) Send financial statements and all other communications:

                  THE CANADA LIFE ASSURANCE COMPANY
                  Corporate Treasury, SP-11
                  330 University Avenue
                  Toronto, Ontario, Canada M5G 1R8
                  Attention: Brian Lynch, Associate, Treasurer,
                  U.S. Private Placements
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

CANADA LIFE INSURANCE COMPANY OF NEW YORK                                           $1,000,000 (Series A)
Investment Division
330 University Avenue
Toronto, Ontario, Canada M5G 1R8
Tax I.D. #13-2690792

-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

Register Notes in the name of J. Romeo & Co.:

(1)      Courier/Uniformed Messengers:

                  CHASE MANHATTAN BANK
                  4 New York Plaza - 11th floor
                  Receive Window
                  New York, New York 10004-2477
                  Attention: Larry Zimmer
                  Telephone:  (212) 623-0987

                  for:
                  CANADA LIFE INSURANCE COMPANY OF NEW YORK
                  Trust Account No. G52685
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(2) Make all payments regarding the Note(s) by bank wire transfer of Federal or other immediately available funds:

         For regular principal and interest:

                  CHASE MANHATTAN BANK
                  ABA 021-000-021
                  A/C #900-9-000200
                  For A/C #G52685, Canada Life Insurance Company of New York
                  Attention: Bond Interest

         Refer to CUSIP #, name of issuer, rate, maturity date,
         type of security, whether principal and/or interest and
         due date.
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

         For call or maturity:

                  CHASE MANHATTAN BANK
                  ABA 021-000-021
                  A/C #900-9-000192
                  Trust Account #G52685, Canada Life Insurance
                  Company of New York
                  Attention: Doll Balbadar

         Refer to CUSIP #, name of issuer, rate, maturity date, whether principal and/or interest and effective date of call or maturity.

-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(3)      send notices of payments and written confirmation of wire transfers:

                  CHASE MANHATTAN BANK
                  North America Insurance
                  3 Chase MetroTech Centre - 6th floor
                  Brooklyn, New York 11245
                  Attention: Doll Balbadar

                  copy to:

                  THE CANADA LIFE ASSURANCE COMPANY
                  330 University Avenue, SP-12
                  Toronto, Ontario, Canada M5G 1R8
                  Attention: Supervisor, Securities Accounting
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(4) Send financial statements and all other communications:

                  THE CANADA LIFE ASSURANCE COMPANY
                  Corporate Treasury, SP-11
                  330 University Avenue
                  Toronto, Ontario, Canada M5G 1R8
                  Attention: Brian Lynch, Associate, Treasurer,
                  U.S. Private Placements
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

CANADA LIFE INSURANCE COMPANY OF AMERICA                                            $2,000,000 (Series A)
Investment Division
330 University Avenue
Toronto, Ontario, Canada M5G 1R8
Tax I.D. #38-2816473

-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

Register Notes in the name of J. Romeo & Co.:

(1)      Courier/Uniformed Messengers:

                  CHASE MANHATTAN BANK
                  4 New York Plaza - 11th floor
                  Receive Window
                  New York, New York 10004-2477
                  Attention: Larry Zimmer
                  Telephone:  (212) 623-0987

                  for:
                  CANADA LIFE INSURANCE COMPANY OF AMERICA
                  Trust Account No. G52709
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(2) Make all payments regarding the Note(s) by bank wire transfer of Federal or other immediately available funds:

         For regular principal and interest:

                  CHASE MANHATTAN BANK
                  ABA 021-000-021
                  A/C #900-9-000200
                  Trust Account No. G52709, Canada Life Insurance
                  Company of America
                  Attention:  Doll Balbadar

         Refer to CUSIP #, name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date.

         For call or maturity:

                  CHASE MANHATTAN BANK
                  ABA 021-000-021
                  A/C #900-9-000192
                  Trust Account No. G52709, Canada Life Insurance
                  Company of America
                  Attention:  Doll Balbadar

Refer to CUSIP #, name of issuer, rate, maturity date, whether principal and/or interest and effective date of call or
         maturity.
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(3)      send notices of payments and written confirmation of wire transfers:

                  CHASE MANHATTAN BANK
                  North America Insurance
                  3 Chase MetroTech Centre - 6th floor
                  Brooklyn, New York 11245
                  Attention:  Doll Balbadar

         copy to:

                  THE CANADA LIFE ASSURANCE COMPANY
                  330 University Avenue, SP-12
                  Toronto, Ontario, Canada M5G 1R8
                  Attention:  Supervisor, Securities Accounting
-------------------------------------------------------------------- ---- ------------------------------------------
-------------------------------------------------------------------- ---- ------------------------------------------

(4) Send financial statements and all other communications:

                  THE CANADA LIFE ASSURANCE COMPANY
                  Corporate Treasury, SP-11
                  330 University Avenue
                  Toronto, Ontario, Canada M5G 1R8
                  Attention:  Brian Lynch, Associate, Treasurer,
                  U.S. Private Placements
-------------------------------------------------------------------- ---- ------------------------------------------

                       SCHEDULE B
              (to Note Purchase Agreement)

                      DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Affiliate" means any Person (other than a Subsidiary of the Company) which (a) directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the Company, (b) which beneficially owns or holds 10% or more of any class of the Voting Stock of the Company, or (c) of which 10% or more of the Voting Stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) is beneficially owned or held by the Company, a Subsidiary of the Company or an Affiliate of the Company or a Subsidiary of the Company.

         "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or Salt Lake City, Utah are required or authorized to be closed.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Change of Control" occurs when any Person or any Persons acting together which would constitute a Group together with any Affiliates or Related Persons thereof shall at any time Beneficially Own more than 35% of the aggregate voting power of all classes of Voting Stock of the Company. As used herein (a) "Beneficially Own" shall mean "beneficially own" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (b) "Group" shall mean a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; and (c) "Related Person" of any Person shall mean any other Person owning (1) 5% or more of the outstanding common stock of such Person or (2) 5% or more of the Voting Stock of such Person.

         "Closing" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" means SOS Staffing Services, Inc., a Utah corporation.

                                  6 SCHEDULE B
                          (to Note Purchase Agreement)
                                       B-8


         "Confidential Information" is defined in Section 20.

         "Consolidated Earnings Available for Fixed Charges" means, with respect to any period, Consolidated Net Income for such period, as determined in accordance with GAAP, plus the sum of all amounts deducted in the computation thereof on account of (a) Consolidated Fixed Charges; (b) income taxes; and (c) depreciation and amortization for the most recently completed four fiscal quarters. With respect to the acquisition or disposition of property, the effect of such acquisition or disposition shall be calculated on a pro forma basis giving effect solely to the actual historical results of the assets or entity acquired or disposed of and adjustments for discontinued compensation of the principals of the entity acquired in the form of salary, commission, bonus and/or any other employment related personal expense or other discontinued expenses directly related to the principals as of the beginning of the four quarter testing period to determine Consolidated EBITDA.

         "Consolidated EBITDA" means for any four quarter period, the Consolidated Net Income for such period plus (i) Federal, state and local income tax expense paid or accrued for as a liability for such period, (ii) depreciation and amortization expenses and (iii) Interest Expense for the Company and its Subsidiaries. With respect to the acquisition or disposition of property, the effect of such acquisition or disposition shall be calculated on a pro forma basis giving effect solely to the actual historical results of the assets or entity acquired or disposed of and adjustments for discontinued compensation of the principals of the entity acquired in the form of salary, commission, bonus and/or any other employment related personal expense or other discontinued expenses directly related to the principals as of the beginning of the four quarter testing period to determine Consolidated EBITDA.

         "Consolidated Fixed Charges" for any period shall mean the sum of (i) Interest Expense for such period and (ii) operating lease expense of the Company and its Subsidiaries for such period.

         "Consolidated Net Income" means the net earnings of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP for the most recently completed four quarters.

         "Consolidated Net Worth" means for any Person, the sum of all capital stock, including preferred stock, paid-in-capital and retained earnings as set forth in the audited financial statements according to GAAP.

         "Consolidated Total Debt" shall mean as of the date of determination, the sum of all Indebtedness of the Company and its Subsidiaries after eliminations determined on a consolidated basis in accordance with GAAP.

         "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by The First National Bank of Chicago in Chicago, Illinois as its "base" or "prime" rate.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA   Affiliate"  means  any  trade  or  business  (whether  or  not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         "Event of Default" is defined in Section 11.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Existing Bank Credit Facility" means the Credit Agreement dated as of July 11, 1996 among the Company, First Security Bank, N.A. and NBD Bank, as amended, modified, supplemented or restated from time to time.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "Governmental Authority" means

                  (a) the government of

                           (i) the United States of America or any State or other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guarantors" means, collectively, Bedford Consultants, Inc., a California corporation, Computer Professional Resources, Inc., a Kansas corporation, ServCom Staff Management, Inc., a Utah corporation, SOS Collection Services, Inc., an Arizona corporation, SOS Information Technology Company, a Utah corporation, and Wolfe & Associates, Inc., a New Mexico corporation, and any other Person that may, after the date hereof, execute a Subsidiary Guaranty.

         "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to  purchase  such   indebtedness  or  obligation  or  any
          property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                  (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "Holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

         "Indebtedness" with respect to any Person means, at any time, without duplication,

                  (a) its liabilities for borrowed money (including, without limitation, under the Notes and the Existing Bank Credit Agreement) and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person to the extent such liabilities should be recorded on such Person's balance sheet in accordance with GAAP (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all   liabilities   appearing  on  its  balance  sheet  in
          accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money) to the extent that any amounts have been drawn thereunder; and

                  (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Institutional  Investor"  means (a) any original  purchaser of a Note,
(b) any holder of a Note holding more than 5.0% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Interest Expense" for any period shall mean interest expense of the Company and its Subsidiaries for such period, as defined according to GAAP.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "Make-Whole Amount" is defined in Section 8.6.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

         "Material Subsidiary" means any one or more Subsidiary, alone or together, (a) with a Consolidated Net Worth of 5% or more of the Company's and all Subsidiaries' aggregate Consolidated Net Worth or (b) which generated 5% or more of the Company's and all Subsidiaries' Consolidated EBITDA.

         "Memorandum" is defined in Section 5.3.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "Notes" is defined in Section 1.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         "Other Agreements" is defined in Section 2.

         "Other Purchasers" is defined in Section 2.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Person"  means  an  individual,   partnership,   corporation,  limited
liability  company,  association,   trust,  unincorporated  organization,  or  a
government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Priority Debt" is defined in Section 10.5.

         "Property"  or  "Properties"  means,   unless  otherwise   specifically
limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Required Holders" means, at any time, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

         "Sale and Leaseback Transaction" shall mean a transaction or series of transactions pursuant to which the Company or any Subsidiary shall sell or transfer to any Person (other than the Company or a Subsidiary) any Property within 180 days after the acquisition of such Property or the completion of construction of improvements thereon, and, as part of the same transaction or series of transactions, such Person shall rent or lease as lessee, or similarly acquire the right to possession or use of, such Property.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "Senior Indebtedness" all Indebtedness owed by the Company and any of its Subsidiaries pursuant to the Existing Bank Credit Facility and the Notes.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "Subsidiary Guaranty" is defined in Section 1.

         "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "Total Assets" means, as of any date of determination, all amounts which would, in accordance with GAAP, be included under total assets on a consolidated balance sheet of the Company and its Subsidiaries.

         "Voting Stock" means capital stock of any class or classes of a corporation having power under ordinary circumstances to vote for the election of members of the board of directors of such corporation or Person performing similar functions (irrespective of whether or not at the time stock of any of the class or classes shall have or might have special voting power or rights by reason of the happening of any contingency).

         "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                              FORM OF SERIES A NOTE

                           SOS STAFFING SERVICES, INC.

                     6.72% SENIOR NOTE DUE SEPTEMBER 1, 2003

No.  [________]                                                September 1, 1998
$[_______]                                                     PNN[____________]

         FOR VALUE RECEIVED, the Undersigned, SOS STAFFING SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Utah, hereby promises to pay to [_______________], or registered assigns, the principal sum of FIVE MILLION DOLLARS on September 1, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.72% per annum from the date hereof, payable semiannually, on the 1st day of March and September in each year, commencing with March 1, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.72% or (ii) 2.0% over the rate of interest publicly announced by The First National Bank of Chicago from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The First National Bank of Chicago in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.




                                  EXHIBIT 1(a)
                          (to Note Purchase Agreement)

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise. This Note is subject to prepayment.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                      SOS STAFFING SERVICES, INC.



                                      By
                                        ----------------------------------------
                                        [Title]




                                 EXHIBIT 1(a)
                          (to Note Purchase Agreement)
                                     1(a)-2

                              FORM OF SERIES B NOTE

                           SOS STAFFING SERVICES, INC.

               6.95% SENIOR NOTE, SERIES B, DUE SEPTEMBER 1, 2008

No.  [________]                                                September 1, 1998
$[_________________]                                           PNN[____________]

         FOR VALUE RECEIVED, the Undersigned, SOS STAFFING SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Utah, hereby promises to pay to [_______________], or registered assigns, the principal sum of FIFTEEN MILLION DOLLARS on September 1, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum from the date hereof, payable semiannually, on the 1st day of March and September in each year, commencing with March 1, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.95% or (ii) 2.0% over the rate of interest publicly announced by The First National Bank of Chicago from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The First National Bank of Chicago in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.




                                  EXHIBIT 1(b)
                          (to Note Purchase Agreement)

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise. This Note is subject to prepayment.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                      SOS STAFFING SERVICES, INC.



                                      By
                                        ----------------------------------------
                                        [Title]




                                 EXHIBIT 4.4(b)
                          (to Note Purchase Agreement)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                 TO THE COMPANY

                            Matters to Be Covered in
                    Opinion of Special Counsel to the Company
                    -----------------------------------------


         1. Each of the Company and its Subsidiaries being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

         2. Each of the Company and its Subsidiaries being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

         3. Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable.

         4. No conflicts with charter documents, laws or other agreements.

         5. All consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

         6. No litigation questioning validity of documents.

         7. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

         8. No violation of Regulations G, T or X of the Federal Reserve Board.

         9. Company not an "investment company," or a company "controlled" by an "investment company," under the Investment Company Act of 1940, as amended.




                                 EXHIBIT 4.4(b)
                          (to Note Purchase Agreement)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

                    [TO BE PROVIDED ON A CASE BY CASE BASIS]




                                 EXHIBIT 4.4(b)
                          (to Note Purchase Agreement)

                           SOS STAFFING SERVICES, INC.

               6.72% SENIOR NOTE, SERIES A, DUE SEPTEMBER 1, 2003

                                                               September 1, 1998
$2,000,000                                                         PNN 78462XA*5

         FOR VALUE RECEIVED, the Undersigned, SOS STAFFING SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Utah, hereby promises to pay to The Canada Life Assurance Company, or registered assigns, the principal sum of TWO MILLION DOLLARS on September 1, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.72% per annum from the date hereof, payable semiannually, on the 1st day of March and September in each year, commencing with March 1, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.72% or (ii) 2.0% over the rate of interest publicly announced by The First National Bank of Chicago from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The First National Bank of Chicago in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

(393284.1)

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise. This Note is subject to prepayment.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                      SOS STAFFING SERVICES, INC.


                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------

                           SOS STAFFING SERVICES, INC.

               6.72% SENIOR NOTE, SERIES A, DUE SEPTEMBER 1, 2003

                                                               September 1, 1998
$2,000,000                                                         PNN 78462XA*5

         FOR VALUE RECEIVED, the Undersigned, SOS STAFFING SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Utah, hereby promises to pay to the Canada Life Insurance Company of America, or registered assigns, the principal sum of TWO MILLION DOLLARS on September 1, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.72% per annum from the date hereof, payable semiannually, on the 1st day of March and September in each year, commencing with March 1, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.72% or (ii) 2.0% over the rate of interest publicly announced by The First National Bank of Chicago from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The First National Bank of Chicago in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise. This Note is subject to prepayment.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                      STAFFING SERVICES, INC.


                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------

                           SOS STAFFING SERVICES, INC.

               6.72% SENIOR NOTE, SERIES A, DUE SEPTEMBER 1, 2003

                                                               September 1, 1998
$1,000,000                                                         PNN 78462XA*5

         FOR VALUE RECEIVED, the Undersigned, SOS STAFFING SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Utah, hereby promises to pay to the Canada Life Insurance Company of New York, or registered assigns, the principal sum of ONE MILLION DOLLARS on September 1, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.72% per annum from the date hereof, payable semiannually, on the 1st day of March and September in each year, commencing with March 1, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.72% or (ii) 2.0% over the rate of interest publicly announced by The First National Bank of Chicago from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The First National Bank of Chicago in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise. This Note is subject to prepayment.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                      SOS STAFFING SERVICES, INC.


                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------

                           SOS STAFFING SERVICES, INC.

               6.95% SENIOR NOTE, SERIES B, DUE SEPTEMBER 1, 2008

                                                               September 1, 1998
$15,000,000                                                        PNN 78462XA@3

         FOR VALUE RECEIVED, the Undersigned, SOS STAFFING SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Utah, hereby promises to pay to Jackson National Life Insurance Company, or registered assigns, the principal sum of FIFTEEN MILLION DOLLARS on September 1, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum from the date hereof, payable semiannually, on the 1st day of March and September in each year, commencing with March 1, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.95% or (ii) 2.0% over the rate of interest publicly announced by The First National Bank of Chicago from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The First National Bank of Chicago in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise. This Note is subject to prepayment.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                      SOS STAFFING SERVICES, INC.


                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------

                           SOS STAFFING SERVICES, INC.

               6.95% SENIOR NOTE, SERIES B, DUE SEPTEMBER 1, 2008

                                                               September 1, 1998
$10,000,000                                                        PNN 78462XA@3

         FOR VALUE RECEIVED, the Undersigned, SOS STAFFING SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Utah, hereby promises to pay to The Great-West Life & Annuity Company, or registered assigns, the principal sum of TEN MILLION DOLLARS on September 1, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum from the date hereof, payable semiannually, on the 1st day of March and September in each year, commencing with March 1, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.95% or (ii) 2.0% over the rate of interest publicly announced by The First National Bank of Chicago from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The First National Bank of Chicago in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise. This Note is subject to prepayment.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                      SOS STAFFING SERVICES, INC.


                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------

                           SOS STAFFING SERVICES, INC.

               6.95% SENIOR NOTE, SERIES B, DUE SEPTEMBER 1, 2008

                                                               September 1, 1998
$3,000,000                                                         PNN 78462XA@3

         FOR VALUE RECEIVED, the Undersigned, SOS STAFFING SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Utah, hereby promises to pay to Farm Bureau Life Insurance Company of Michigan, or registered assigns, the principal sum of THREE MILLION DOLLARS on September 1, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum from the date hereof, payable semiannually, on the 1st day of March and September in each year, commencing with March 1, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.95% or (ii) 2.0% over the rate of interest publicly announced by The First National Bank of Chicago from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The First National Bank of Chicago in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise. This Note is subject to prepayment.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                      SOS STAFFING SERVICES, INC.


                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------

                           SOS STAFFING SERVICES, INC.

               6.95% SENIOR NOTE, SERIES B, DUE SEPTEMBER 1, 2008

                                                               September 1, 1998
$2,000,000                                                         PNN 78462XA@3

         FOR VALUE RECEIVED, the Undersigned, SOS STAFFING SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Utah, hereby promises to pay to Farm Bureau Mutual Insurance Company of Michigan, or registered assigns, the principal sum of TWO MILLION DOLLARS on September 1, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.95% per annum from the date hereof, payable semiannually, on the 1st day of March and September in each year, commencing with March 1, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.95% or (ii) 2.0% over the rate of interest publicly announced by The First National Bank of Chicago from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The First National Bank of Chicago in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise. This Note is subject to prepayment.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                      SOS STAFFING SERVICES, INC.


                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------